Akre Focus Fund
SCHEDULE OF INVESTMENTS at April 30, 2022 (Unaudited)
Shares			Value
COMMON STOCKS: 94.8%
Capital Markets: 21.0%
13,089,655		Brookfield Asset Management, Inc. - Class A	$652,650,198
14,526,670		KKR & Co., Inc.	740,424,370
5,222,244		Moody's Corp.	1,652,735,781
			3,045,810,349
Equity Real Estate Investment Trusts: 10.2%
6,149,293		American Tower Corp.	1,482,102,599

Industrial Conglomerates: 5.2%
1,600,600		Roper Technologies, Inc.	752,153,952

IT Services: 20.3%
5,025,200		Mastercard, Inc. - Class A	1,826,057,176
5,222,600		Visa, Inc. - Class A	1,113,092,738
			2,939,149,914

Life Sciences Tools & Services: 2.9%
1,655,300		Danaher Corp.	415,695,489

Professional Services: 7.5%
9,400,530		CoStar Group, Inc. [1]	598,061,718
2,400,000		Verisk Analytics, Inc.	489,720,000
			1,087,781,718

Software: 18.3%
1,500,000		Adobe, Inc. [1]	593,925,000
371,169		Alarm.com Holdings, Inc. [1]	22,671,003
609,764		ANSYS, Inc. [1]	168,105,837
628,500		Constellation Software, Inc.	989,176,270
2,900,000		salesforce.com, Inc. [1]	510,226,000
5,882,657		Topicus.com, Inc. [1]	365,877,316
			2,649,981,426

Specialty Retail: 9.4%
6,712,000		CarMax, Inc. [1]	575,755,360
1,289,200		O'Reilly Automotive, Inc. [1]	781,964,260
			1,357,719,620
TOTAL COMMON STOCKS
(Cost $5,831,844,263)			13,730,395,067

CONVERTIBLE PREFERRED STOCKS: 0.5%
Capital Markets: 0.5%
1,100,000		KKR & Co., Inc., 6.000%	72,116,000
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $55,000,000)			72,116,000

TOTAL INVESTMENTS IN SECURITIES: 95.3%
(Cost $5,886,844,263)			13,802,511,067
Other Assets in Excess of Liabilities: 4.7%			682,446,399
TOTAL NET ASSETS: 100.0%			$14,484,957,466

	[1]	Non-income producing security.

The Global Industry Classification Standard ("GICS®") sector and industry classifications were developed by and/or are the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Akre Focus Fund's (the "Fund") administrator, U.S. Bancorp Fund Services, LLC.

Akre Focus Fund
Summary of Fair Value Exposure at April 30, 2022 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis.  U.S. GAAP (Generally Accepted Accounting Principles) establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

• Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
• Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.
• Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund's investments as of April 30, 2022. See the Schedule of Investments for an industry breakout.

Description	Level 1	Level 2	Level 3	Total

Common Stocks	$13,730,395,067	$-	$-	$13,730,395,067
Convertible Preferred Stocks	72,116,000	-	-	72,116,000
Total Investments in Securities	$13,802,511,067	$-	$-	$13,802,511,067